As filed with the Securities and Exchange Commission on March 16, 2006
Registration No. 333-132297

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Post-Effective Amendment No. 2
to
Form S-3
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

U.S. Bancorp	Delaware	41-0255900
USB Capital IX	Delaware	20-6524064
(Exact name of registrant	(State or other jurisdiction	(I.R.S. Employer
as specified in its charter)	of incorporation or organization)	Identification No.)

800 Nicollet Mall	Lee R. Mitau, Esq.
Minneapolis, Minnesota 55402-4302	800 Nicollet Mall
(651) 466-3000	Minneapolis, Minnesota 55402-4302
(Address, including zip code, and telephone number,	(651) 466-3000
including area code, of registrant’s principal	(Name, address and telephone number,
executive offices)	including area code, of agent for service)
Copy to:

James J. Barresi, Esq. Squire, Sanders & Dempsey L.L.P. 312 Walnut Street, Suite 3500 Cincinnati, Ohio 45202-4036 (513) 361-1200	Mark J. Welshimer, Esq. Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004-2498 (212) 558-4000
     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box. ☑
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☑
     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☑
CALCULATION OF REGISTRATION FEE

		Proposed	Proposed
	Amount	Maximum	Maximum	Amount of
Title of Each Class of	to be	Offering Price	Aggregate	Registration
Securities to be Registered (1)	Registered	Per Unit	Offering Price	Fee
Fixed-to-Floating Rate Normal Income Trust Securities (“ITS”) of USB Capital IX	1,250,000	$1,000	$1,250,000,000	$133,750	(2)(3)
Stripped ITS of USB Capital IX	(6)	(4)(6)	(4)(6)	(6)
Capital ITS of USB Capital IX	(6)	(4)(6)	(4)(6)	(6)
Junior Subordinated Notes of U.S. Bancorp(3)(4)	$1,251,000,000	$1,000	$1,251,000,000	$133,857	(5)
Debentures of U.S. Bancorp	(6)	(6)	(6)	(6)
Stock Purchase Contracts of U.S. Bancorp	12,510	(4)	(4)	(4)
Preferred Stock of U.S. Bancorp	12,510	(4)	(4)	(4)
Guarantees of payment on trust preferred securities by U.S. Bancorp	(6)	(6)(7)	(6)(7)	(6)(7)
Senior Notes of U.S. Bancorp	(6)	(6)	(6)	(6)
Subordinated Notes of U.S. Bancorp	(6)	(6)	(6)	(6)
Common Stock of U.S. Bancorp	(6)	(6)	(6)	(6)
Depositary Shares of U.S. Bancorp	(6)	(6)	(6)	(6)
Debt Warrants of U.S. Bancorp	(6)	(6)(8)	(6)(8)	(6)(8)
Equity Warrants of U.S. Bancorp	(6)	(6)(9)	(6)(9)	(6)(9)
Units of U.S. Bancorp	(6)	(6)(10)	(6)(10)	(6)(10)
Total:				$267,607

(footnotes on next page)

(1)	The securities of each class may be offered and sold by the Registrants and/or may be offered and sold, from time to time, by one or more selling securityholders to be identified in the future. The selling securityholders may purchase the securities directly from the Registrant or from one or more underwriters, dealers or agents.

(2)	Calculated and paid pursuant to Rules 456(b) and 457(r) under the Securities Act.

(3)	The Junior Subordinated Notes will be purchased by USB Capital IX (the “Trust”), with the proceeds of the sale of the Normal ITS. Junior Subordinated Notes in the amount of $1,250,000,000 will be purchased by the Trust with the proceeds of the sale of the Normal ITS. Junior Subordinated Notes in the amount of $1,000,000 will be purchased by the Trust with the proceeds of the sale of its common securities to U.S. Bancorp (the “Company”).

(4)	In connection with the ITS, no separate consideration will be received by either Registrant upon the issuance, if any, of the Stripped ITS or Capital ITS, for the issuance of the 12,510 of Stock Purchase Contracts or upon the purchase by the Trust of the 12,510 shares of Preferred Stock of the Company pursuant to the terms of the Stock Purchase Contracts.

(5)	The registration fee being paid in connection with the Junior Subordinated Notes represents the registration fee to be due in connection with the proceeds to be received upon the remarketing of the Junior Subordinated Notes, as described in the preliminary prospectus supplement filed pursuant to Rule 424(b).

(6)	An indeterminate aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be issued at indeterminate prices. Separate consideration may or may not be received for securities that are issuable upon exercise, conversion or exchange of other securities or that are issued in units. In accordance with Rules 456(b) and 457(r), the Registrants are deferring payment of all of the registration fee and will pay the registration fee subsequently in advance or on a pay-as-you-go basis.

(7)	Pursuant to Rule 457(n) under the Securities Act, no additional registration fee is due for guarantees.

(8)	Debt Warrants will represent rights to purchase debt securities registered hereby. Because the Debt Warrants will provide a right only to purchase the debt securities offered hereunder, no additional registration fee is required for the Debt Warrants.

(9)	Equity Warrants will represent rights to purchase equity securities registered hereby. Because the Equity Warrants will provide a right only to purchase the equity securities offered hereunder, no additional registration fee is required for the Equity Warrants.

(10)	Any registered securities may be sold separately or as Units with other registered securities. Units may consist of two or more securities in any combination, which may or may not be separable from one another. Each Unit will be issued under a unit agreement. Because Units will consist of securities registered hereunder, no additional registration fee is required for the Units.

Explanatory Note
     This Post-Effective Amendment No. 2 to the Registration Statement (File No. 333-132297) is being filed by U.S. Bancorp and USB Capital IX for the purpose of (i) updating the Calculation of Registration Fee table pursuant to Rule 456 under the Securities Act, (ii) updating Part II, Item 14 Other Expenses of Issuance and Distribution, and (iii) filing an additional exhibit to the Registration Statement. This Post-Effective Amendment No. 2 shall become effective immediately upon filing with the Securities and Exchange Commission.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14. Other Expenses of Issuance and Distribution.
     The estimated expenses in connection with this Registration Statement are as follows:

SEC Registration fee	$267,607
Accountant’s fees and expenses	25,000
Attorneys’ fees and expenses	350,000
Trustee and Depositary fees and expenses	50,000
Printing and engraving expenses	35,000
State qualification fees and expenses	11,000
Rating agencies’ fees	100,000
Miscellaneous	50,000

TOTAL	$888,607

Item 16. Exhibits.
     The exhibits filed as a part of this Registration Statement are as follows:

Exhibits
1.1	Proposed form of Distribution Agreement with respect to certain debt securities (incorporated by reference to Exhibit 1.2 to U.S. Bancorp’s Registration Statement on Form S-3 (File No. 33-58521)).

1.2	Underwriting Agreement.*

4.1.1	Restated Certificate of Incorporation of U.S. Bancorp, as amended through May 5, 2005 (incorporated by reference to Exhibit 3.1 to U.S. Bancorp’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005).

4.1.2	Certificate of Designations with respect to Series A Non-Cumulative Perpetual Preferred Stock.*

4.2	Indenture dated as of October 1, 1991 between U.S. Bancorp and Citibank, N.A., as Senior Trustee (incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated November 12, 1991).

4.3	Indenture dated as of October 1, 1991 between U.S. Bancorp and Citibank, N.A., as Subordinated Trustee, as amended by the First Supplemental Indenture dated as of April 1, 1993 (incorporated by reference to Exhibit 4.2 to U.S. Bancorp’s Current Report on Form 8-K dated November 12, 1991 and Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated April 26, 1993).

4.4.1	Junior Subordinated Indenture dated as of April 28, 2005, between U.S. Bancorp and Delaware Trust Company, National Association, as original Junior Subordinated Trustee (incorporated by reference to Exhibit 4.2.3 to U.S. Bancorp’s Registration Statement on Form S-3 (File No. 333-124535)).

4.4.2	First Supplemental Indenture to Junior Subordinated Indenture dated as of August 3, 2005 between U.S. Bancorp and Delaware Trust Company, National Association, as original Junior Subordinated Trustee (incorporated by reference to Exhibit 4.2 to U.S. Bancorp’s Registration Statement on Form 8-A (File No. 01-06880)).

4.4.3	Second Supplemental Indenture to Junior Subordinated Indenture dated as of December 29, 2005 among U.S. Bancorp, Delaware Trust Company, National Association, as original Junior Subordinated Trustee and Wilmington Trust Company, as successor Junior Subordinated Trustee (incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated December 29, 2005).

4.4.4	Third Supplemental Indenture to Junior Subordinated Indenture between U.S. Bancorp and Wilmington Trust Company, as successor Junior Subordinated Trustee.*

4.5	Indenture dated as of December 9, 2005 among U.S. Bancorp, Citibank, N.A., as Trustee and U.S. Bank Trust National Association, as Authenticating Agent.**

4.6	Registration Rights Agreement dated as of December 9, 2005 by and among U.S. Bancorp, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc.**

4.7	Form of Common Stock certificate (incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s registration statement on Form S-8 dated August 1, 1997).

4.8	Form of Floating Rate Convertible Senior Debentures due 2035 (included in exhibit 4.5).

4.9	Form of Debt Securities Warrant Agreement (incorporated by reference to Exhibit 4.5 to U.S. Bancorp’s Registration Statement on Form S-3 (File No. 33-39303)).

4.10	Form of Debt Securities Warrant Certificate (included in Exhibit 4.9).

4.11	Form of Deposit Agreement (incorporated by reference to Exhibit 4.8 to U.S. Bancorp’s Registration Statement on Form S-3 (File No. 333-1455)).

4.12	Form of Equity Securities Warrant Agreement (incorporated by reference to Exhibit 4.15 to U.S. Bancorp’s Registration Statement on Form S-3 (File No. 333-124535)).

4.13	Form of Equity Securities Warrant Certificate (included in Exhibit 4.12).

4.14	Restated Certificate of Trust of USB Capital IX.**

4.15	Trust Agreement of USB Capital IX (incorporated by reference to Exhibit 4.4.3 to U.S. Bancorp’s Registration Statement on Form S-3 (File No. 333-124535)).

4.16	Form of Amended and Restated Trust Agreement among U.S. Bancorp, Wilmington Trust Company, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein.**

4.17	Stock Purchase Contract Agreement between U.S. Bancorp and USB Capital IX, acting through Wilmington Trust Company, as Property Trustee.*

4.18	Form of Guarantee Agreement by and between U.S. Bancorp, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee.**

4.19	Form of Junior Subordinated Note (included in Exhibit 4.4.4).

4.20	Form of Normal ITS Certificate (included in Exhibit 4.16)

4.21	Form of Stripped ITS Certificate (included in Exhibit 4.16)

4.22	Form of Capital ITS Certificate (included in Exhibit 4.16)

5.1	Opinion and consent of Squire, Sanders & Dempsey L.L.P.**

5.2	Opinion and Consent of Richards, Layton & Finger, P.A.**

8.1	Tax Opinion of Squire, Sanders & Dempsey L.L.P.***

10.1	Collateral Agreement among U.S. Bancorp, U.S. Bank National Association, as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar, and USB Capital IX, acting through Wilmington Trust Company, as Property Trustee.*

12.1	Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2005).

23.1	Consent of Ernst & Young LLP.**

23.2	Consent of Squire, Sanders & Dempsey L.L.P. (included in Exhibit 5.1 and 8.1).

23.3	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).

24	Powers of Attorney.**

25.1	Form T-1 Statement of Eligibility of Citibank, N.A. to act as Senior Trustee and Subordinated Trustee under the Senior Indenture and the Subordinated Indenture, respectively.**

25.2	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee with respect to the Junior Subordinated Indenture.**

25.3	Form T-1 Statement of Eligibility of Citibank, N.A., to act as Trustee with respect to the Indenture dated December 9, 2005.**

25.4	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee with respect to the Amended and Restated Trust Agreement.**

25.5	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee with respect to the Guarantee Agreement.**

*	To be subsequently filed by an amendment to the Registration Statement or incorporated by reference pursuant to a Current Report on Form 8-K in connection with an offering of securities.

**	Previously filed.

***	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement (File No. 333-132297) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on March 16, 2006.

U.S. Bancorp

By:	/s/ Jerry A. Grundhofer

Jerry A. Grundhofer
Chief Executive Officer
(principal executive officer)
     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement (File No. 333-132297) has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jerry A. Grundhofer Jerry A. Grundhofer	Chief Executive Officer and Director (principal executive officer)	March 16, 2006

/s/ David M. Moffett David M. Moffett	Vice Chairman and Chief Financial Officer (principal financial officer)	March 16, 2006

/s/ Terrance R. Dolan Terrance R. Dolan	Executive Vice President and Controller (principal accounting officer)	March 16, 2006

/s/ Victoria Buyniski Gluckman* Victoria Buyniski Gluckman	Director	March 16, 2006

/s/ Arthur D. Collins, Jr.* Arthur D. Collins, Jr.	Director	March 16, 2006

/s/ Peter H. Coors* Peter H. Coors	Director	March 16, 2006

/s/ Joel W. Johnson* Joel W. Johnson	Director	March 16, 2006

/s/ Jerry W. Levin* Jerry W. Levin	Director	March 16, 2006

/s/ David B. O’Maley* David B. O’Maley	Director	March 16, 2006

/s/ O’dell M. Owens, M.D., M.P.H.* O’dell M. Owens, M.D., M.P.H	Director	March 16, 2006

Signature	Title	Date

/s/ Richard G. Reiten* Richard G. Reiten	Director	March 16, 2006

/s/ Craig D. Schnuck* Craig D. Schnuck	Director	March 16, 2006

/s/ Warren R. Staley* Warren R. Staley	Director	March 16, 2006

/s/ Patrick T. Stokes* Patrick T. Stokes	Director	March 16, 2006

*By /s/ Terrance R. Dolan Terrance R. Dolan Attorney-in-fact	Attorney-in-fact for the persons indicated above with an *
SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, USB Capital IX certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No 2. to the Registration Statement (File No. 333-132297) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on March 16, 2006.

USB CAPITAL IX

By: U.S. Bancorp, as Depositor

By:	/s/ Lee R. Mitau

Lee R. Mitau

INDEX TO EXHIBITS

Exhibits
1.1	Proposed form of Distribution Agreement with respect to certain debt securities (incorporated by reference to Exhibit 1.2 to U.S. Bancorp’s Registration Statement on Form S-3 (File No. 33-58521)).

1.2	Underwriting Agreement.*

4.1.1	Restated Certificate of Incorporation of U.S. Bancorp, as amended through May 5, 2005 (incorporated by reference to Exhibit 3.1 to U.S. Bancorp’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005).

4.1.2	Certificate of Designations with respect to Series A Non-Cumulative Perpetual Preferred Stock.*

4.2	Indenture dated as of October 1, 1991 between U.S. Bancorp and Citibank, N.A., as Senior Trustee (incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated November 12, 1991).

4.3	Indenture dated as of October 1, 1991 between U.S. Bancorp and Citibank, N.A., as Subordinated Trustee, as amended by the First Supplemental Indenture dated as of April 1, 1993 (incorporated by reference to Exhibit 4.2 to U.S. Bancorp’s Current Report on Form 8-K dated November 12, 1991 and Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated April 26, 1993).

4.4.1	Junior Subordinated Indenture dated as of April 28, 2005, between U.S. Bancorp and Delaware Trust Company, National Association, as original Junior Subordinated Trustee (incorporated by reference to Exhibit 4.2.3 to U.S. Bancorp’s Registration Statement on Form S-3 (File No. 333-124535)).

4.4.2	First Supplemental Indenture to Junior Subordinated Indenture dated as of August 3, 2005 between U.S. Bancorp and Delaware Trust Company, National Association, as original Junior Subordinated Trustee (incorporated by reference to Exhibit 4.2 to U.S. Bancorp’s Registration Statement on Form 8-A (File No. 01-06880)).

4.4.3	Second Supplemental Indenture to Junior Subordinated Indenture dated as of December 29, 2005 among U.S. Bancorp, Delaware Trust Company, National Association, as original Junior Subordinated Trustee and Wilmington Trust Company, as successor Junior Subordinated Trustee (incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s Current Report on Form 8-K dated December 29, 2005).

4.4.4	Third Supplemental Indenture to Junior Subordinated Indenture between U.S. Bancorp and Wilmington Trust Company, as successor Junior Subordinated Trustee.*

4.5	Indenture dated as of December 9, 2005 among U.S. Bancorp, Citibank, N.A., as Trustee and U.S. Bank Trust National Association, as Authenticating Agent.**

4.6	Registration Rights Agreement dated as of December 9, 2005 by and among U.S. Bancorp, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc.**

4.7	Form of Common Stock certificate (incorporated by reference to Exhibit 4.1 to U.S. Bancorp’s registration statement on Form S-8 dated August 1, 1997).

4.8	Form of Floating Rate Convertible Senior Debentures due 2035 (included in exhibit 4.5).

4.9	Form of Debt Securities Warrant Agreement (incorporated by reference to Exhibit 4.5 to U.S. Bancorp’s Registration Statement on Form S-3 (File No. 33-39303)).

4.10	Form of Debt Securities Warrant Certificate (included in Exhibit 4.9).

4.11	Form of Deposit Agreement (incorporated by reference to Exhibit 4.8 to U.S. Bancorp’s Registration Statement on Form S-3 (File No. 333-1455)).

4.12	Form of Equity Securities Warrant Agreement (incorporated by reference to Exhibit 4.15 to U.S. Bancorp’s Registration Statement on Form S-3 (File No. 333-124535)).

4.13	Form of Equity Securities Warrant Certificate (included in Exhibit 4.12).

4.14	Restated Certificate of Trust of USB Capital IX.**

4.15	Trust Agreement of USB Capital IX (incorporated by reference to Exhibit 4.4.3 to U.S. Bancorp’s Registration Statement on Form S-3 (File No. 333-124535)).

4.16	Form of Amended and Restated Trust Agreement among U.S. Bancorp, Wilmington Trust Company, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein.**

4.17	Stock Purchase Contract Agreement between U.S. Bancorp and USB Capital IX, acting through Wilmington Trust Company, as Property Trustee.*

4.18	Form of Guarantee Agreement by and between U.S. Bancorp, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee.**

4.19	Form of Junior Subordinated Note (included in Exhibit 4.4.4).

4.20	Form of Normal ITS Certificate (included in Exhibit 4.16)

4.21	Form of Stripped ITS Certificate (included in Exhibit 4.16)

4.22	Form of Capital ITS Certificate (included in Exhibit 4.16)

5.1	Opinion and Consent of Squire, Sanders & Dempsey L.L.P.**

5.2	Opinion and Consent of Richards, Layton & Finger, P.A.**

8.1	Tax Opinion of Squire, Sanders & Dempsey L.L.P.***

10.1	Collateral Agreement among U.S. Bancorp, U.S. Bank National Association, as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar, and USB Capital IX, acting through Wilmington Trust Company, as Property Trustee.*

12.1	Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2005).

23.1	Consent of Ernst & Young LLP.**

23.2	Consent of Squire, Sanders & Dempsey L.L.P. (included in Exhibit 5.1 and 8.1).

23.3	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).

24	Powers of Attorney.**

25.1	Form T-1 Statement of Eligibility of Citibank, N.A. to act as Senior Trustee and Subordinated Trustee under the Senior Indenture and the Subordinated Indenture, respectively.**

25.2	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee with respect to the Junior Subordinated Indenture.**

25.3	Form T-1 Statement of Eligibility of Citibank, N.A., to act as Trustee with respect to the Indenture dated December 9, 2005.**

25.4	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee with respect to the Amended and Restated Trust Agreement.**

25.5	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee with respect to the Guarantee Agreement.**

*	To be subsequently filed by an amendment to the Registration Statement or incorporated by reference pursuant to a Current Report on Form 8-K in connection with an offering of securities.

**	Previously filed.

***	Filed herewith.